                                                                 Exhibit 10.25

         AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
         -------------------------------------------------------------

     This Amendment to Amended and Restated Loan and Security Agreement (this "Amendment") is entered into as of January 28, 1999, by and between Silicon Valley Bank ("Bank") and Inktomi Corporation ("Borrower").

                                  RECITALS
                                  --------

     Borrower and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of September 2, 1998 (the "Agreement"). Borrower and Bank desire to amend the Agreement in accordance with the terms of this Amendment.

     NOW, THEREFORE, the parties agree as follows:

     1.  Amendments to Agreement.  The Agreement is hereby amended as follows:
         -----------------------

         (a) The following definitions in Section 1.1 are amended to read as follows:

         "Committed Line" means Six Million Five Hundred Thousand
         Dollars ($6,500,000).

         "Revolving Maturity Date" means June 30, 1999.

         (b) The following terms are added to Section 1.1 in their proper alphabetical order:

          "Equity Issuance" means, as applied to any Person, the sale or issuance by such Person of (i) any capital stock of such Person, (ii) any options, warrants or other similar rights exercisable in respect of such capital stock, or (iii) any other security or instrument representing an equity interest (or the right to obtain an equity interest) in such Person.

          "Net Proceeds" means, with respect to any Equity Issuance, the gross proceeds received by the issuer from the issuance less all legal and accounting expenses, commissions and other fees and expenses incurred or to be incurred and all federal, state, local and foreign taxes assessed in connection therewith.

          (c)  Section 6.10 is amended in its entirety to read as follows:

          6.10  Tangible Net Worth.  Borrower shall maintain, as of the last day
                ------------------
     of each fiscal quarter, a Tangible Net Worth of not less than $30,000,000 plus (i) 75% of net income (but not loss) for each fiscal quarter of the Borrower commencing with the quarter ending March 30, 1999, plus (ii) 100% of the Net Proceeds of any Equity Issuance by the Borrower after the date hereof.

          (d)  Exhibit C is replaced with Exhibit C hereto.
               ---------                  ---------

     2.   Conditions Precedent to Effectiveness.  The effectiveness of this
          -------------------------------------
Amendment is subject to the further conditions precedent that Bank shall have received a facility fee in the amount of Eight Thousand Three Hundred Eighty Dollars ($8,380), plus an amount equal to the Bank Expenses incurred in connection with this Amendment.

     3.   Representation and Warranties.  Borrower represents and warrants that
          -----------------------------
the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

     4.    MISCELLANEOUS.
           --------------

           (a)  Successors and Assigns.  This Amendment shall be binding upon
                ----------------------
and shall inure to the benefit of Borrower and Bank and their respective successors and assigns; provided, however, that the foregoing shall not authorize any assignment by Borrower of its rights or duties hereunder.

          (b)  Entire Agreement.  This Amendment and the Loan Documents
               ----------------
contain the entire agreement of the parties hereto and supersede any other oral or written agreements or understandings.

          (c)  Course of Dealing; Waivers.  No course of dealing on the part
               --------------------------
of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank's failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

          (d)  Legal Effect.  Except as amended by this Amendment, the Loan
               ------------
Documents remain in full force and effect. If any provision of this Amendment conflicts with applicable law, such provision shall be deemed severed from this Amendment, and the balance of this Amendment shall remain in full force and effect. Unless otherwise defined, all capitalized terms in this Amendment shall have the meaning set forth in the Agreement.

          (e)  Counterparts.  This Amendment may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.


                                        INKTOMI CORPORATION


                                        By
                                          ----------------------------------

                                        Title
                                             -------------------------------



                                        SILICON VALLEY BANK


                                        By
                                          ----------------------------------

                                        Title
                                             -------------------------------

                                  EXHIBIT C

                           COMPLIANCE CERTIFICATE


TO:    SILICON VALLEY BANK

FROM:  INKTOMI CORPORATION

     The undersigned authorized officer of Inktomi Corporation hereby certifies that in accordance with the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending ___________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

 Please indicate compliance status by circling Yes/No under "Complies" column.


Reporting Covenant                   Required                                   Complies
------------------                   --------                                   --------
10-Q & CC                            Quarterly within 45 days                   Yes       No
10-K & CC                            FYE within 120 days                        Yes       No
A/R & A/P Agings                     Within 20 days of request                  Yes       No

Financial Covenant                   Required                 Actual            Complies
------------------                   --------                 ------            -------
Maintain on a Quarterly Basis:
 Minimum Quick Ratio                  2.0:1.0(1)               _____:1.0        Yes       No
 Liquidity Ratio(2)                   2.0:1.0                  _____:1.0        Yes       No
 Debt Service Coverage(3)             1.5:1.0                  _____:1.0        Yes       No
 Minimum Tangible Net Worth          $_________(4)            $________

(1) Quick Assets excludes Microsoft Accounts that service Microsoft Debt; Current Liabilities excludes deferred revenues and Microsoft Debt.
(2) Converts to Debt Service Coverage upon two consecutive quarters of DSC of at least 1.50:1.0.
(3) Tested after conversion of Liquidity Ratio.
(4) $30,000,000 plus (i) 75% of net income (but not loss) for each fiscal quarter commencing with quarter ended March 30, 1999, plus (ii) 100% of the Net Proceeds of any Equity Issuance after the date hereof.

Comments Regarding Exceptions:  See Attached.
Sincerely,


-----------------------------
SIGNATURE


-----------------------------
TITLE


-----------------------------
DATE

                        CORPORATE RESOLUTIONS TO BORROW


Borrower:  Inktomi Corporation



     I, the undersigned Secretary or Assistant Secretary of Inktomi Corporation (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the state of California.

     I FURTHER CERTIFY that the Articles of Incorporation and By Laws previously delivered to Silicon Valley Bank (the "Bank") remain in full force and effect and have not been amended, restated or modified.

     I FURTHER CERTIFY that at a meeting of the Directors of the Corporation duly called and held, at which a quorum was present and voting (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

     BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

  NAMES                    POSITIONS            ACTUAL SIGNATURES
  -----                    ---------            -----------------











acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

     Borrow Money. To borrow from time to time from Bank, on such terms as may be agreed upon between the officers, employees, or agents and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation, including such sums as are specified in that certain Amendment to Amended and Restated Loan and Security Agreement dated as of January 28, 1999 (the "Amendment").

     Execute Notes. To execute and deliver to Bank the Amendment and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, or any portion of the notes.

     Grant Security. To grant a security interest to Bank in the Collateral described in the Loan Agreement, which security interest shall secure all of the Corporation's Obligations, as described in the Loan Agreement.

     Negotiate Items. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

     Letters of Credit; Foreign Exchange. To execute letters of credit applications, foreign exchange agreements and other related documents pertaining to Bank's issuance of letters of credit and foreign exchange contracts.

     Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

     BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

     I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

     IN WITNESS WHEREOF, I have hereunto set my hand on _________________, 1999 and attest that the signatures set opposite the names listed above are their genuine signatures.


                                    CERTIFIED TO AND ATTESTED BY:


                                    X